EXHIBIT 99.1
                              JOINT FILER STATEMENT

NAME OF JOINT FILERS:

Medica III Management L.P.
Medica III Investments (International) L.P.
Medica III Investments (Israel) L.P.
Medica III Investments (SF) L.P.
Medica III Investments (P.F.) L.P.
Medica III Investments (Israel) (B) L.P.
Poalim Medica III Investments L.P.
Ehud Geller
Batsheva Elran

ADDRESS OF JOINT FILERS:

C/o Medica III Management Co.
Ackerstein Towers
Building B, 10th Floor
11 Hamanofim Street
Herzlia, Israel  46725

DESIGNATED FILER:

Medica III Management Co.

ISSUER AND TICKER SYMBOL:

Cyberkinetics Neurotechnology Systems Inc. (CYKN.OB)

DATE OF EVENT REQUIRING STATEMENT:

October 18, 2006

                           SIGNATURES OF JOINT FILERS

                             MEDICA III INVESTMENTS (INTERNATIONAL) L.P.
                             MEDICA III INVESTMENTS (ISRAEL) L.P.
                             MEDICA III INVESTMENTS (SF) L.P.
                             MEDICA III INVESTMENTS (P.F.) L.P.
                             MEDICA III INVESTMENTS (ISRAEL) (B) L.P.
                             POALIM MEDICA III INVESTMENTS L.P.

                             By: Medica III Management L.P., its general partner

                             By: Medica III Management Co., its general partner


                             By: /s/ Yoav Waizer
                                 -----------------------------------------------
                             Name:  Yoav Waizer
                             Title: Chief Financial Officer


                              JOINT FILER STATEMENT
                                   PAGE 1 OF 2
















                             MEDICA III MANAGEMENT L.P.
                             By: Medica III Management Co., its general partner


                             By: /s/ Yoav Waizer
                                 -----------------------------------------------
                             Name:  Yoav Waizer
                             Title: Chief Financial Officer


                             /s/ Ehud Geller
                             ---------------------------------------------------
                             Ehud Geller


                             /s/ Batsheva Elran
                             ---------------------------------------------------
                             Batsheva Elran













                              JOINT FILER STATEMENT
                                   PAGE 2 OF 2